SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                                 FORM 8-K/A




                               CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                              December 19, 1996
              Date of Report (Date of earliest event reported)




                        Home Shopping Network, Inc.
           (Exact name of registrant as specified in its charter)


               DELAWARE                  1-9118          59-2649518
     (State or other jurisdiction of   (Commission    (I.R.S. Employer
     incorporation or organization)   File Number)   Identification No.)

        2501 118TH AVENUE NORTH
          ST. PETERSBURG, FL                                33716
    (Address of principal executive offices)             (Zip Code)


                                 (813) 572-8585
                        (Registrant's telephone number,
                              including area code)



         (Former name or former address, if changed since last report)





         ITEM 1.   CHANGE IN CONTROL.

                   Item 1 is hereby amended by deleting the period at the end of the last paragraph of Item 1 and adding the following:

          (the "First Supplemental Indenture"), pursuant to which, among other things, Silver King Communications has assumed, as a joint and several obligor, Home Shopping Network's obligations under the Indenture, as supplemented, including, among other things, the payment of principal, premium, if any, and interest thereunder. The First Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.



         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS.

         Item 7(c) is hereby amended by adding the following item:

              Number                   Description
              ------                   -----------
              4.1 First Supplemental Indenture, dated as of December 20, 1996, among Silver King Communications, Inc., Home Shopping Network, Inc. and U.S. Trust Company of New York, as Trustee, to the Indenture, dated as of March 1, 1996.





                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HOME SHOPPING NETWORK, INC.


                                     By: /s/ James Gallagher
                                     Title:  Executive Vice President,
                                             General Counsel and
                                             Secretary


         DATE:  January 9, 1997





                                 EXHIBIT INDEX


         NUMBER         DESCRIPTION
         ------         -----------

           4.1 First Supplemental Indenture, dated as of December 20, 1996, among Silver King Communications, Inc., Home Shopping Network, Inc. and U.S. Trust Company of New York, as Trustee, to the Indenture, dated as of March 1, 1996.